2. BASIS OF PRESENTATION: (f) Key sources of estimation uncertainty (Policies)	12 Months Ended
Jan. 31, 2026
Policies
(f) Key sources of estimation uncertainty

(f)Key sources of estimation uncertainty

(i)Recoverability of asset carrying values for equipment, vehicles and furniture

The declining balance depreciation method used reflects the pattern in which management expects the asset’s future economic benefits to be consumed by the Company.  The Company assesses its equipment, vehicles and furniture for possible impairment as described in Note 3(d), if there are events or changes in circumstances that indicate that the recorded carrying values of the assets may not be recoverable at every reporting period.  Such indicators include changes in the Company’s business plans affecting the asset use and anticipated life and evidence of current physical damage.

(ii)Option based payments

The Company has an equity-settled option to purchase shares plan for Eligible Persons (as defined by the policies of the TSX Venture Exchange and/or National Instrument 45-106).  The fair value of the share purchase options are estimated on the measurement date by using the Black-Scholes option-pricing model, based on certain assumptions and recognized as option based payments expense over the vesting period of the option with a corresponding increase to equity as contributed surplus.  Those assumptions are described in Note 8 and include, among others, expected volatility, forfeiture rate, expected life of the options and number of options expected to vest.

(iii)Exploration and evaluation assets

Although the Company has taken steps to verify title to mineral properties in which it has an interest in accordance with industry standards for the current stage of exploration of such properties, these procedures do not guarantee the Company’s title.  Property title may be subject to unregistered prior agreements and non-compliance with regulatory requirements.

Recovery of amounts indicated under exploration and evaluation assets are subject to the discovery of economically recoverable reserves, the Company’s ability to obtain the necessary permits, the Company's ability to obtain the financing required to complete development and profitable future production or the proceeds from the sale of such assets.

Management reviews the property for impairments on an on-going basis.  As discussed at Note 3(d), the provisions of IFRS 6 related to the determination of whether impairment indicators exist are subject to significant judgement, and any resultant impairment losses recognized cannot typically be determined independent of the historic deferred costs incurred due to a lack of relevant and available data.

(iv)Restoration and close down provisions

The Company recognizes reclamation and close down provisions based on “Best Estimate” which can be based on internal or external costs.  The Company is required to have a bond in place in an amount determined by the provincial government to provide for the costs of reclamation of the site disturbances.  This bond shows as reclamation deposit asset on the statement of financial position.  Significant assumptions used by management to ascertain the provision are described in Note 3(e).

(v)Taxes

Provisions for income tax liabilities and assets are calculated using the best estimate of the tax amounts prepared by knowledgeable persons, based on an assessment of relevant factors.  The Company reviews the adequacy of the estimate at the end of the reporting period.  It is possible that at some future date, an additional liability or asset could result from audits by the taxing authorities.  Where the final outcome of these tax-related matters is different from the amounts that were originally recorded, such differences will be reflected in the tax provisions in the current period when such determination is made.